April 4, 2007

Stoneleigh Partners Acquisition Corp.
c/o PLM International Inc.
555 Fifth Avenue
New York, New York 10017

HCFP/Brenner Securities LLC
888 Seventh Avenue, 9th Floor
New York, New York 10106

Re: Initial Public Offering

Gentlemen:

The undersigned securityholder and director of Stoneleigh Partners Acquisition Corp. (“Company”), in consideration of HCFP/Brenner Securities LLC (“Brenner”) entering into a letter of intent (“Letter of Intent”) to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within 24 months from the effective date (“Effective Date”) of the registration statement relating to the IPO, the undersigned will (i) cause the Trust Fund to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination.

6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

7. The undersigned will escrow all of his Insider Shares acquired prior to the IPO until one year after the consummation by the Company of a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

8. The undersigned agrees to be a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

(a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as member of the Board of Directors of the Company.

10. The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

11. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. Should such a proposal be put before stockholders other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal. This paragraph may not be modified or amended under any circumstances.

12. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by Brenner) any information they may have about the undersigned's background and finances (“Information”). Neither Brenner nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

13. As used herein, (i) a “Business Combination” shall mean the acquisition, through a stock exchange, asset acquisition or other similar business combination, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors, senior advisors and securityholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO or privately from the Company simultaneously with the IPO; (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company's IPO; and (v) “Trust Fund” shall mean that portion of net proceeds of the IPO placed in trust for the benefit of the holders of the shares of common stock issued in the Company’s IPO as contemplated by the Company’s prospectus relating to the IPO.

Geoffrey Thompson

EXHIBIT A

Geoffrey A. Thompson has been a member of our Board of Directors since March 2006. Since September 2003, Mr. Thompson has been a Partner at Palisades Advisors, LLC, a private equity firm. From 1997 to September 2003, Mr. Thompson served as an independent business consultant. From 1995 to 1997, Mr. Thompson served as a Principal at Kohlberg & Company, a private equity firm specializing in middle-market investing. In 1992, Mr. Thompson retired as Chief Executive Officer of Marine Midland Bank, Inc. (currently HSBC Bank (USA)). Mr. Thompson is a member of the Board of Directors of Guardian Trust Company, a Guardian Life Insurance subsidiary. Mr. Thompson is also a member of the Board of Directors of Thor Industries, Inc., a New York Stock Exchange listed producer and seller of a wide range of recreation vehicles and small and mid-size buses in the United States and Canada. Mr. Thompson also serves as trustee of the Woods Hole Oceanographic Institution. Mr. Thompson received a B.A. from Columbia University and an M.B.A. from Harvard University.